Allianz Life Insurance
Company of New York
[PO Box 820478
Philadelphia, PA 19182-0478]
[800.624.1179]

                        Allianz Vision(SM) Application

Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company of New York (Allianz Life(R) of NY), New York, NY.
                                                                GA _____________
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1. ACCOUNT REGISTRATION
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Owner is Individual (must be age [80] or younger.)

---------------------------   -------           ---------------     ------
Individual Owner First Name   Middle Initial    Last Name           Jr, Sr., III

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)

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Non-Individual Owner Name (If Trust is Owner, please refer to Trustee
                           Representation form)

--------------------------------------  ----------------------------------------
Tax ID number                           Social Security number

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                    -------------------------
Gender __M  __F     Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? (If no, need W8-BEN)
__Yes  No__
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JOINT OWNER(Optional- Must be age [80] or younger)
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---------------------------    -------        --------------------  ------
First Name                     Middle Initial Last Name             Jr, Sr., III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                   -------------------------
Gender __M  __F    Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen? (If no, need W8-BEN)
 __Yes  No__

------------------------------                  --------------------------------
Relationship to Owner                           Social Security number
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ANNUITANT (Must complete if different than Owner; Must be age [80] or younger)
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---------------------------  -------          -----------------     ------
First Name                   Middle Initial   Last Name             Jr, Sr., III

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Street Address

--------------------- -----  ---------          --------------------------------
City                  State  ZIP Code           Daytime telephone number

                  -------------------------------- -------------------------
Gender __M  __F   Social Security number           Date of Birth (mm/dd/yyyy)

Are you a U.S. Citizen?   (If no, need W8-BEN)
__Yes  No__
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2. PURCHASE PAYMENT (This section must be completed. Please make check payable to Allianz Life of NY)
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$10,000 minimum Purchase Payment required.

Purchase Payment amount $_______________________

____Purchase Payment  enclosed with  application
____This contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD transfer or mutual fund redemption.(If checked, please include the appropriate forms.)

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3. PLAN SPECIFICS
(This section must be completed to indicate how this contract should be issued)
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NonQualified:__

Qualified IRA:   __IRA  __Roth IRA  __SEP IRA
                 __Roth Conversion (Contribution for tax year_______)
Qualified Plans: __401 __401 One Person Defined Benefit

We encourage owners purchasing tax-qualified contracts that are subject to RMDs to consult a tax advisor regarding these benefits.

F40460                         Page 1 of 5                            (9/2007)

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4. REPLACEMENT (This section must be completed)
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Do you have existing life insurance or annuity contracts? __YES  __No

Will the annuity contract applied for replace or change
existing contracts or policies?                           __YES  __No

If yes, the Registered Representative must answer the replacement question in section 10 of this application and complete the attached Appendix 11 and include other appropriate forms.


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5. Lifetime Plus Benefit
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|_|......No Lifetime Plus Benefit (No additional cost. You can add it later on a contract anniversary.)

(The Lifetime Plus Benefit is available if the older covered person is age 80 or younger at the time of selection. Carries an additional mortality and expense risk charge.) BY SELECTING THE LIFETIME PLUS BENEFIT, I CONSENT THAT ALLIANZ LIFE OF NY MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THE CONTRACT.

We will only allow you to make allocations and transfers to and from Group A and Group B investment options as long as you do not exceed these limitations. In addition, on each quarterly anniversary we will automatically readjust your balance in the investment options to return you to your selected investment option allocation mix. This readjustment applies to all of your selected investment options and not just the ones that are in Group A or Group B.

If you add the Lifetime Plus Benefit to your contract after the issue date, we will ask you to reallocate your contract value to comply with these restrictions. We will not add the Lifetime Plus Benefit to your contract until you have reallocated your contract value to comply with these restrictions.

These investment option allocation and transfer restrictions will terminate when the Lifetime Plus Benefit terminates.

|_| Lifetime Plus Benefit with single Lifetime Plus Payments - Mortality and expense risk charge is 0.70% For joint owners electing single Lifetime Plus Payments: if the joint owners are not spouses, the payments will stop with the death of any owner. If the joint owners are spouses, payments will stop with the death of any owner unless the surviving spouse joint owner is the covered person and they elect to continue the contract.

Please indicate whose life you wish this benefit to be based on.

Name_____________________________________________________________
Check one:|_| Owner |_| Joint Owner |_| Annuitant, if owned by a non-individual Date of birth ____/____/____ (proof of age required(1))

|_| Lifetime Plus Benefit with joint Lifetime Plus Payments(2) - Mortality and expense risk charge is 0.85%

Both covered persons must qualify as spouses under federal law.

For a nonqualified contract, spouses must be joint owners, or one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a non-individual, or one spouse must be the sole owner and annuitant and the other spouse must be the sole primary beneficiary. For a qualified contract, one spouse must be the owner and annuitant and the other spouse must be the sole primary beneficiary, or one spouse must be the annuitant and the other spouse must be the sole primary beneficiary if the sole owner is a non-individual, or if we require a non-individual owner to be the beneficiary, then one spouse must be the annuitant and the other spouse must be the sole contingent beneficiary for the purpose of determining the Lifetime Plus Payment.

Spouse's name___________________________________________________________________
Spouse's date of birth ____/____/____ (proof of age required(1))
Relationship to contract owner (check one)
|_| Spousal joint owner(nonqualified)
|_| Spousal sole primary beneficiary (qualified or non-individual, nonqualified)
 (1)The older covered person must be age 80 or younger at issue.
 (2)Joint Lifetime Plus Payments may not be available for some contracts owned by a non-individual.


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6. Other Optional Benefits
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These are optional benefits. Each benefit carries an additional mortality and
expense risk charge. Once you select an optional benefit you cannot change it. |_| Bonus Option: During the accumulation phase, a 6% bonus will be credited with each purchase  payment made prior to the contract owner's attained age
     81. The bonus will be created on the date the purchase payment is allocated to the contract. After a withdrawal of purchase payments, a bonus is only applicable to additional purchase payment amounts in excess of any previous purchase payments withdrawn. This option is only available at issue. Once you select this option, you can not cancel it. Not available with the Short Withdrawal Charge Option. The additional M&E charge for the Bonus Option = 0.50%. The Bonus Option carries a higher and longer withdrawal charge. If this option is not selected, no additional cost will apply.
|_| Short Withdrawal Charge Option: This option shortens the withdrawal charge period from seven years to four years. This option is only available at issue. Once you select this option, you can not cancel it. Not available with the Bonus Option. The additional M&E charge for the Short Withdrawal Charge Option = 0.25%. If this option is not selected, no additional cost will apply.
|_| Quarterly Value Death Benefit: This option locks in market gains to provide an increased death benefit. The death benefit provided by the quarterly value death benefit may be equal to but will never be less than the traditional death benefit available under the base contract. This option is only available at issue. Once you select this option, you can not cancel it. The additional M&E charge for the quarterly value death benefit = 0.30%. If this option is not selected, no additional cost will apply. The contract will provide the traditional death benefit at no additional cost.

F40461-NY                        Page 2 of 5                            (9/2007)

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7. Purchase payment Allocation
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You may select up to 15 investment options. You must make allocations in whole percentages (for example, 33.3% or dollar amounts are not permitted).

Your are allowed 12 free transfers each contract year. This applies to transfers before and after the income date.

If you select the Lifetime Plus Benefit, you must meet the investment options requirements stated next to each group:
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Group A investment options - You cannot have more than [25%] of your total contract value in Group A investment options.

[Small Cap
____% AZL(SM) Dreyfus Premier Small Cap Value Fund
____% AZL(SM) Franklin Small Cap Value Fund
____% AZL(SM) Turner Quantitative Small Cap Growth Fund
____% AZL(SM) OCC Opportunity Fund
____% AZL(SM) Small Cap Stock Index Fund
International Equity
____% AZL(SM) Schroder International Small Cap Fund

Specialty
____% AZL(SM) Columbia Technology Fund
____% AZL(SM) Oppenheimer Developing Markets Fund
____% AZL(SM) Van Kampen Global Real Estate Fund
____% Davis VA Financial Portfolio
____% Franklin Global Communications Securities Fund
____% PIMCO VIT Commodity RealReturn Strategy Portfolio]


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Group B investment options - You cannot have more than [70%] of your total contract value in Groups A and B investment options.

[TargetPLUS (Model Portfolio)
____% AZL(SM) TargetPLUS Equity Fund
Mid Cap
____% AZL(SM) Neuberger Berman Regency Fund
____% AZL(SM) Van Kampen Mid Cap Growth Fund
____% OpCap Mid Cap Portfolio
Large Growth
____% AZL(SM) Dreyfus Founders Equity Growth Fund
____% AZL(SM) Jennison Growth Fund
____% AZL(SM) Legg Mason Growth Fund
____% AZL(SM) LMP Large Cap Growth Fund
International Equity
____% AZL(SM) AIM International Equity Fund
____% AZL(SM) NACM International Fund
____% AZL(SM) Oppenheimer Global Fund
____% AZL(SM) Oppenheimer International Growth Fund
____% AZL(SM) Van Kampen Global Franchise Fund
____% Mutual Discovery Securities Fund
____% Templeton Growth Securities Fund
Large Blend
____% AZL(SM) First Trust Target Double Play Fund
____% AZL(SM) Jennison 20/20 Focus Fund
____% AZL(SM) Legg Mason Value Fund
____% AZL(SM) Oppenheimer Main Street Fund
____% AZL(SM) PIMCO Fundamental IndexPLUS Total Return Fund
____% AZL(SM) S&P 500(R) Index Fund
Large Value
____% AZL(SM) Davis NY Venture Fund
____% AZL(SM) OCC Value Fund
____% AZL(SM) Van Kampen Comstock Fund
____% AZL(SM) Van Kampen Growth and Income Fund
____% Mutual Shares Securities Fund]

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Group C investment options - There are no limits on the amount of contract value that you can have in Group C investment options.
[FusionPortfolios (Model Portfolio)
____% AZL Fusion(SM) Balanced Fund
____% AZL Fusion(SM) Growth Fund
____% AZL Fusion(SM) Moderate Fund
TargetPLUS (Model Portfolio)
____% AZL(SM) TargetPLUS Balanced Fund
____% AZL(SM) TargetPLUS Growth Fund
____% AZL(SM) TargetPLUS Moderate Fund
High Yield Bonds
____% Franklin High Income Fund
____% PIMCO VIT High Yield Portfolio
Intermediate-Term Bonds
____% Franklin Zero Coupon Fund 2010
____% PIMCO VIT Emerging Markets Bond Portfolio
____% PIMCO VIT Global Bond Portfolio (Unhedged)

Intermediate-Term Bonds (continued)
____% PIMCO VIT Real Return Portfolio
____% PIMCO VIT Total Return Portfolio
____% Templeton Global Income Securities Fund
Short-Term Bonds
____% Franklin U.S. Government Fund
Cash Equivalent
____% AZL(SM) Money Market Fund
Specialty
____% AZL(SM) Van Kampen Equity and Income Fund
____% Franklin Income Securities Fund
____% Franklin Templeton VIP Founding Funds Allocation Fund
____% PIMCO VIT All Asset Portfolio]

Total of ---------% (must equal 100%)

F40461-NY                        Page 3 of 5                            (9/2007)

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8. BENEFICIARY DESIGNATION
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For jointly owned contracts, the surviving joint owner is the sole primary beneficiary. Spousal joint owners may also name contingent beneficiaries. Non-spousal joint owners cannot name contingent beneficiaries.

If the Beneficiary is a Trust, Qualified Plan or Custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian

__Primary
__Contingent  ----------   ------------------------- ---------------------------
               Percentage   Tax ID number             Social Security number

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Non-Individual  Beneficiary  Information (If Trust, please include date of Trust in name.) (If owner is a 401 qualified plan,  the plan must be the beneficiary)
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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__Primary  __Contingent

                ---------- -------------------------- --------------------------
                Percentage Tax ID number             Social Security number

------------------------ ------         ----------------------------------------
First Name               Middle Initial Last Name

                                        ----------------------------------------
                                        Relationship
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(If more than four beneficiaries, attach a list signed by owner.)

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9. STATEMENT OF APPLICANT
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By signing below,  the Owner  acknowledges  the statements  mentioned  above and understands that or agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT OPTIONS, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz Life of NY rights or requirements.

---------------------------   -------------------------
Owner's signature              Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

----------------------------  -----------
Signed at (city and state)    Date signed      __Please send me a Statement of
                                                 Additional Information also
                                                 available on the SEC web site
                                                 (http://www.sec.gov).

F40461-NY                        Page 4 of 5                            (9/2007)

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10. REGISTERED REPRESENTATIVE
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By signing below, the Registered Representative/Agent Certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the Contract Owner(s) with the most current Prospectus. To the best of my knowledge the applicant: ___DOES___DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

 ______________________________________                        [-------------
 Registered Representative's signature                           B/D Rep. ID

 -----------------------------------------------                 -------
 Registered Representative's first and last name (please print)  Percent Split

 __________________________________________________              ------------
 Registered Representative's signature  (split case)             B/D Rep ID

 --------------------------------------------------------        -------
 Registered Representative's first       (split case)            Percent Split
 and last name (please print)

 __________________________________________________ Registered   ------------
 Representative's signature (split case)                         B/D Rep ID

 ----------------------------------------------------------      -------
 Registered Representative's first          (split case)         Percent Split]
 and last name (please print)

 -----------------------------------------------------------------------------
 Registered Representative's address

 --------------------------------------------
 Registered Representative's telephone number

 -----------------------------------------------------------------------------
 Broker/dealer name (please print)

 -----------------------------------------------------------------------------
 Authorized signature of broker/dealer (if required)\

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 Commission Options: (please check one) [ __ A  __ B  __ C ]

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13. HOME OFFICE USE ONLY
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If Allianz Life Insurance Company of New York makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance, or age require acceptance by the Owner(s).

[                               MAILING INFORMATION

                     APPLICATIONS THAT HAVE A CHECK ATTACHED

REGULAR MAIL                            OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life Insurance Company of NY    Allianz Life of NY Service Center 820478
Service Center                          c/o PNC Bank Lockbox
PO Box 820478                           312 W Route 38 and East Gate Drive
Philadelphia, PA 19182-0478             Moorestown, NJ 08057-0478


                 APPLICATIONS THAT DO NOT HAVE A CHECK ATTACHED

      REGULAR MAIL                      OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Life Insurance Company of NY    Allianz Life of NY Service Center
Service Center                          300 Berwyn Park
300 Berwyn Park                         Berwyn, PA 19312-1179 ]
PO Box 1122
Southeastern, PA 19398-1122


F40461-NY                        Page 5 of 5                            (9/2007)